UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 6, 2026
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 6, 2026, Burke & Herbert Financial Services Corp. (the “Company”) and Burke & Herbert Bank & Trust Company (the “Bank”), entered into a change in control agreement with Kirtan Parikh, the Company’s and the Bank’s Executive Vice President and Chief Financial Officer (the “CIC Agreement”).
Under the CIC Agreement, Mr. Parikh is eligible for severance benefits in the event there is both a change in control of the Company or the Bank and Mr. Parikh’s employment is terminated by the Company or the Bank without “cause” or by Mr. Parikh for “good reason” (each as defined therein). The termination must occur during the period beginning three months prior to the change in control and ending 12 months following the closing date of the change in control event. The benefits payable to Mr. Parikh under the CIC Agreement in such an event consist of the following, subject to any applicable withholdings:
•24 months of Mr. Parikh’s base salary as of the date of the CIC;
•a lump-sum severance payment equal to two times the target annual incentive bonus Mr. Parikh received (or was eligible to receive) for the fiscal year immediately preceding the date of the CIC; and
•payment of certain healthcare premiums for continued coverage for up to 18 months.
In exchange for the CIC severance benefits, Mr. Parikh would enter into and not revoke a separation and release agreement which will contain a release of claims, a cooperation clause, a non-disparagement clause and an affirmation of post-employment restrictions with respect to non-solicitation of customers and employees.
The foregoing is only a summary of the material terms of the CIC Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the CIC Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2026

Burke & Herbert Financial Services Corp.

By:	/s/ Kirtan Parikh
Name:	Kirtan Parikh
Title:	Executive Vice President, CFO